Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 10 to the Registration Statement (Form N-4 No. 333-141756) pertaining to Lincoln Life & Annuity Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 11, and to the use therein of our reports dated (a) April 1, 2010, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) April 7, 2010, with respect to the financial statements of Lincoln Life & Annuity Variable Annuity Account H.

                                     /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
August 23, 2010